Exhibit 10.1

CONSENT AND SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND FIFTH AMENDMENT TO PLEDGE AGREEMENT

THIS CONSENT AND SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIFTH AMENDMENT TO PLEDGE AGREEMENT (this “Seventh Amendment”) is made as of this 19th day of April, 2016 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), and REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), and SEESMART, INC., a Delaware corporation (“Seesmart”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, Energy Source, and RLT-E-Lighting, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”).

WHEREAS, the Obligors and the Lender are parties to a certain letter agreement, dated as of March 9, 2016 (the “RLT Recapitalization Consent Letter”), which RLT Recapitalization Consent Letter set forth the terms and conditions relating the consent issued by the Lender to the Recapitalization (as defined in the RLT Recapitalization Consent Letter) of the Equity Interests of RLT (the “RLT Recapitalization”).

WHEREAS, the Obligors have advised the Lender that the Obligors intend to consummate the RLT-E-Lighting/RLT-ES Recapitalization (as defined below) of the Equity Interests of (i) RLT-E-Lighting and (ii) Revolution Lighting Technologies – Energy Source, Inc. (“RLT-ES”).

WHEREAS, the Obligors have advised the Lender that the Obligors intend to consummate the Dissolutions (as defined below) of (i) Envirolight LED, LLC (“Envirolight”), (ii) Seesmart Tech, and (iii) Break One Nine, Inc. (“Break One”).

WHEREAS, the Obligors have advised the Lender that the Obligors intend to consummate the Mergers (as defined below) of (i) Sentinel System, LLC (“Sentinel”) with and into Relume, with Relume being the surviving entity and (ii) Lumificient with and into Relume, with Relume being the surviving entity.

WHEREAS, the Obligors have advised the Lender that the Obligors intend to consummate the LLC Conversions (as defined below) of (i) Seesmart, Inc. (“Seesmart”) and (ii) and Relume into limited liability companies.

WHEREAS, the RLT-E-Lighting/RLT-ES Recapitalization, the Dissolutions, the Mergers, and the LLC Conversions shall be collectively referred to herein as the “Recombination”.

WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Pledge Agreement and the other Loan Documents, the failure of the Obligors to obtain the written consent of the Lender prior to consummating the Recombination would constitute a Default and Event of Default under the Loan Agreement, and, accordingly, the Obligors have requested the consent of the Lender to the Recombination pursuant to the terms and conditions of this Amendment.

WHEREAS, the Obligors have requested that Seesmart be converted from a Guarantor to a Borrower under the Loan Agreement and the other Loan Documents (the “Seesmart Borrower Conversion”).

WHEREAS, the Obligors have also requested that the Lender also modify and amend certain terms and conditions of the Loan Agreement and the Pledge Agreement.

WHEREAS, the Lender is willing to so consent to the Recombination and the Seesmart Borrower Conversion, and to so modify and amend certain terms and conditions of the Loan Agreement and the Pledge Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Confirmation of Consent to RLT Recapitalization. The Lender hereby confirms that, subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 15 hereof, all as determined by the Lender in its sole reasonable discretion, all conditions to the issuance of the consent of the Lender to the RLT Recapitalization as set forth in the RLT Recapitalization Consent Letter have been satisfied.

3. Consent to the RLT-E-Lighting/RLT-ES Recapitalization. The Obligors hereby represent, warrant, covenant and agree in favor of the Lender as follows: the Equity Interests of RLT-E-Lighting and RLT-ES shall be recapitalized as follows, and the Certificates of Incorporation (which constitute Organic Documents) of RLT-E-Lighting and RLT-ES, respectively, shall be accordingly amended and filed with the Secretary of State of the State of Delaware (individually and collectively, the “RLT-E-Lighting/RLT-ES Recapitalization”):

(a)	RLT-E-Lighting. The authorized common stock of RLT-E-Lighting shall be reduced from 20,000,000 shares to 1,000 shares, and the number of outstanding shares of RLT-E-Lighting shall be reduced to 1,000 shares via a 1-for-20,000 reverse stock split, and RLT shall remain as the sole stockholder of RLT-E-Lighting.

(b)	RLT-ES. The authorized common stock of RLT-ES shall be reduced from 20,000,000 shares to 1,000 shares, and the number of outstanding shares of RLT-ES shall be reduced to 1,000 shares via a 1-for-20,000 reverse stock split, and RLT shall remain as the sole stockholder of RLT-ES.

The Obligors acknowledge and agree that under no circumstances shall any cash Distributions be made relating to the RLT-E-Lighting/RLT-ES Recapitalization. The Lender hereby consents to the RLT-E-Lighting/RLT-ES Recapitalization subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 15 hereof, all as determined by the Lender in its sole discretion. The Obligors shall certify to the Lender in writing within three (3) Business Days after each respective RLT-E-Lighting/RLT-ES Recapitalization, and therewith shall simultaneously deliver to the Lender (i) file-stamped copies of each such amended Certificate of Incorporation of RLT-E-Lighting and RLT-ES as filed with the Secretary of State of the State of Delaware, (ii) replacement original stock certificates of RLT-E-Lighting and RLT-ES, respectively, reflecting the RLT-E-Lighting/RLT-ES Recapitalization, which original stock certificates shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender, whereupon the Lender shall return to the Obligors any and all prior original stock certificates for RLT-E-Lighting and RLT-ES that are in its possession, (iii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the RLT-E-Lighting/RLT-ES Recapitalization, and (iv) certificates of a duly authorized officer of each applicable Obligor certifying (A) that an attached copy of resolutions authorizing the RLT-E-Lighting/RLT-ES Recapitalization and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, and (B) to the title, name and signature of each Person authorized to sign such documents.. The Obligors further acknowledge and agree that the foregoing consent of the Lender shall be null and void and of no force or effect if the RLT-E-Lighting/RLT-ES Recapitalization is not satisfactorily consummated by no later than June 30, 2016, as determined by the Lender in its sole discretion.

4. Consent to the Dissolutions. The Obligors hereby represent, warrant, covenant and agree in favor of the Lender as follows: Envirolight, Seesmart Tech, and Break One shall be dissolved (individually a “Dissolution” and collectively the “Dissolutions”), and the Lender hereby consents to the Dissolutions, and that each such entity shall cease to be a Borrower or a Guarantor, as applicable, under the Loan Agreement and the other Loan Documents, subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 15 hereof, all as determined by the Lender in its sole reasonable discretion. The Obligors shall certify to the Lender in writing within three (3) Business Days after the completion of each respective Dissolution, and therewith shall simultaneously deliver to the Lender (i) satisfactory file-stamped copies of all documents filed with the respective state authorities to effectuate each Dissolution, and such written certification shall also contain evidence confirming the transfer of any and all assets of Envirolight, Seesmart Tech, and Break One, respectively, to another Obligor, which evidence shall contain the identity of all such assets and the name of the Obligor that is the transferee thereof, all to the sole reasonable satisfaction of the Lender, (ii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the Dissolutions, and (iii) certificates of a duly authorized officer of each applicable Obligor certifying (A) that an attached copy of resolutions authorizing the Dissolutions and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, and (B) to the title, name and signature of each Person authorized to sign such documents.. The Obligors acknowledge and agree that the foregoing consent of the Lender shall be null and void and of no force or effect if the Dissolutions are not satisfactorily consummated by no later than June 30, 2016, as determined by the Lender in its sole discretion.

5. Consent to Mergers. The Obligors hereby represent, warrant, covenant and agree in favor of the Lender as follows: (i) Sentinel will be merged with and into Relume, with Relume being the surviving entity, and (ii) Lumificient will be merged with and into Relume, with Relume being the surviving entity (each a “Merger” and collectively the “Mergers”), and the Lender hereby consents to the Mergers, subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 15 hereof, all as determined by the Lender in its sole reasonable discretion. The Obligors shall certify to the Lender in writing within three (3) Business Days after the completion of each respective Merger, and shall therewith simultaneously deliver to the Lender (i) satisfactory file-stamped copies of all documents filed with the respective state authorities to effectuate each Merger, (ii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the Mergers, and (iii) certificates of a duly authorized officer of each applicable Obligor certifying (A) that an attached copy of resolutions authorizing the Mergers and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, and (B) to the title, name and signature of each Person authorized to sign such documents. The Obligors acknowledge and agree that the foregoing consent of the Lender shall be null and void and of no force or effect if the Mergers are not satisfactorily consummated by no later than June 30, 2016, as determined by the Lender in its sole discretion.

6. Consent to LLC Conversions. The Obligors hereby represent, warrant, covenant and agree in favor of the Lender as follows: (i) Seesmart shall be converted from a corporation into a limited liability company and (ii) Relume shall be converted from a corporation into a limited liability company (individually an “LLC Conversion” and collectively the “LLC Conversions”), and the Lender hereby consents to the LLC Conversions, subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 15 hereof, all as determined by the Lender in its sole reasonable discretion. The Obligors shall certify to the Lender in writing within three (3) Business Days after the completion of each respective LLC Conversion, and therewith shall simultaneously deliver to the Lender (i) satisfactory file-stamped copies of all documents filed with the Secretary of State of the State of Delaware to effectuate the LLC Conversions, (ii) replacement, original member certificates of Seesmart and Relume, respectively, reflecting the LLC Conversions, which original member certificates shall be accompanied by member powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender, whereupon the Lender shall return to the Obligors any and all prior original member certificates for Seesmart and Relume that are in its possession, (iii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the LLC Conversions, and (iv) certificates of a duly authorized officer of each applicable Obligor certifying (A) that an attached copy of resolutions authorizing the LLC Conversions and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (B) to the title, name and signature of each Person authorized to sign such documents. The Obligors acknowledge and agree that the foregoing consent of the Lender shall be null and void and of no force or effect if the LLC Conversions are not satisfactorily consummated by no later than June 30, 2016, as determined by the Lender in its sole discretion. The Obligors further acknowledge and agree that the Lender is authorized to file financing statements to reflect the LLC Conversions.

7. Seesmart Borrower Conversion. Seesmart hereby:

(a)	acknowledges that it is currently a Guarantor under the Loan Agreement and the other Loan Documents;

(b)	joins in the execution of, and become parties to, the Loan Agreement and the other Loan Documents as a Borrower, as indicated by its signature below; provided that Seesmart expressly agrees that nothing contained in this Amendment shall serve to release or deem to release the obligations of Seesmart as a Guarantor under the Guaranty, the Loan Agreement and the other Loan Documents;

(c)	agrees to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Borrower under the Loan Agreement and the other Loan Documents, with the same force and effect as if it was a signatory to the Loan Agreement and the other Loan Documents and was expressly named as a Borrower; and

(d)	assumes and agrees to perform all applicable duties and obligations as a Borrower under the Loan Agreement and the other Loan Documents.

8. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	Effective upon the satisfactory consummation pursuant to the terms and conditions of this Amendment of each and all of the RLT-E-Lighting/RLT-ES Recapitalization, the Dissolutions, the Mergers and the LLC Conversions (as confirmed by the Lender), the definitions of “Borrowers”, “Guarantors” and “Seesmart” as contained in the Loan Agreement shall be deleted in their entirety and the following substituted in their stead:

““Borrowers”: singly and collectively, jointly and severally, RLT, LIT, Relume, Tri-State, Value Lighting, All Around, RLT-E-Lighting, Energy Source and Seesmart.”

““Guarantors”: singly and collectively, jointly and severally, Value Lighting Houston and RLT-ES, and each Borrower as to each other Borrower, and each other Person that guarantees payment or performance of Obligations. Pledgor is also a non-recourse Guarantor to the extent set forth in Pledgor’s Guaranty dated as of the Third Amendment Effective Date.”

““Seesmart: Seesmart, LLC, a Delaware limited liability company, and a wholly owned Subsidiary of RLT.”

(b)	The definition of “LIBOR” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““LIBOR: the per annum rate of interest (rounded up to the nearest l/8th of the 1% and in no event less than zero) determined by Agent at or about 11:00 a.m. (London time) two Business Days prior to an interest period, for a term equivalent to such period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Agent, a published on the applicable Reuters screen page (or other commercially available source designated by Agent from time to time); provided, that any comparable or successor rate shall be applied by Agent, if administratively feasible, in a manner consistent with market practice.”

(c)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

““Dissolutions: as defined in the Seventh Amendment.”

““LLC Conversions: as defined in the Seventh Amendment.”

““Mergers: as defined in the Seventh Amendment.”

““Post-Seventh Amendment Obligations”: as defined in the Seventh Amendment.”

““Recombination”: as defined in the Seventh Amendment.”

““RLT-E-Lighting/RLT-ES Recapitalization”: as defined in the Seventh Amendment.”

““Seesmart Borrower Conversion: as defined in the Seventh Amendment.”

““Seventh Amendment” means that certain Consent and Seventh Amendment to Loan and Security Agreement and Fifth Amendment to Pledge Agreement, dated as of April 19, 2016, by and among the Obligors and the Lender.”

““Seventh Amendment Effective Date”: means April 19, 2016”

(d)	Schedule 8.1.4 to the Loan Agreement is hereby deleted in its entirety, and the amended and restated Schedule 8.1.4 to the Loan Agreement attached hereto as Exhibit “A” is hereby substituted in its stead.

(e)	Effective upon the satisfactory consummation pursuant to the terms and conditions of this Amendment of each and all of the Recombinations (as confirmed by the Lender), each existing Schedule 8.1.4 to the Loan Agreement will deleted in its entirety, and the replacement Schedule 8.1.4 to the Loan Agreement that is delivered by the Obligors to the Lender pursuant to the terms and conditions of this Amendment shall substituted in its stead.

9. Amendments to Pledge Agreement. Effective upon the satisfactory consummation pursuant to the terms and conditions of this Amendment of each and all of the Recombinations (as confirmed by the Lender), each existing Schedule III to the Pledge Agreement will deleted in its entirety, and the replacement Schedule III to the Pledge Agreement that is delivered by the Obligors to the Lender pursuant to the terms and conditions of this Amendment shall substituted in its stead.

10. Post-Seventh Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than May 2, 2016 (collectively the “Post-Seventh Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Seventh Amendment Obligations shall constitute an Event of Default under the Loan Agreement:

(a)	Perfection Certificate for RLT-E-Lighting.

(b)	Control Agreements for the Deposit Accounts and/or Securities Accounts of RLT-E-Lighting, Energy Source and RLT-ES if determined by the Lender to be necessary.

11. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the

Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

12. Ratification of Guaranty. Except as specifically amended by this Amendment, all of the terms and conditions of the Guaranty shall remain in full force and effect. Although not necessary to effectuate this Amendment, the Guarantors hereby ratify, confirm and reaffirm, all and singular, each of the terms and conditions of the Guaranty, and each of the warranties and representations made by the Guarantors in the Guaranty. The Guarantors acknowledge, confirms and agree that the Guaranteed Obligations include, without limitation, those arising under the Loan Agreement, as amended by this Amendment, and any future modifications, amendments, substitutions or renewals thereof.

13. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute an Event of Default under the Loan Agreement.

14. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAlVES same and RELEASES the Lender from any and all liability in connection therewith.

15. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

16. Miscellaneous.

(a)

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Amendment by no later than three (3) Business Days after the Seventh Amendment Effective Date.

(b)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

[Signatures Continue on Next Page]

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

SEESMART, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

GUARANTORS:

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

ENVIROLIGHT LED, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer